UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 9, 2009
Date of Report (Date of earliest event reported)

________________________
SIGMATRON INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23248	36-3918470
(State or other jurisdiction of incorporation)	(Commission File Number )	(I.R.S. Employer Identification No.)

2201 Landmeier Road, Elk Grove Village, Illinois	60007
(Address of principal executive offices)	(Zip Code)

(847) 956-8000
(Registrant’s telephone number, including area code)

________________________
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2009, Franklin D. Sove, Chairman of the Board of Directors of SigmaTron International, Inc., announced that he will retire and thus not stand for re-election at the 2009 Annual Meeting of Shareholders of SigmaTron International, Inc.  Mr. Sove, who joined the Company’s Board in 1994, cited his age as the sole factor in announcing his retirement.  The Board of Directors expressed their sincere thanks for Mr. Sove’s many years of dedicated service to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.

Date:  July 15, 2009                                                              By:      /s/ Gary R. Fairhead
Name:    Gary R. Fairhead
Title:      President and Chief Executive Officer